Renal Autologous Cell Therapy September 2022 A Step Closer to Potential Dialysis Prevention ProKidney Corp. Nasdaq: PROK

Forward-looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ProKidney’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to financial results, future performance, development and commercialization of products, if approved, the potential benefits and impact of the Company’s products, if approved, potential regulatory approvals, and the size and potential growth of current or future markets for the Company’s products, if approved. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to maintain the listing of the Company’s Class A ordinary shares on the Nasdaq; the inability to implement business plans, forecasts, and other expectations or identify and realize additional opportunities, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry; the inability of the Company to raise financing in the future; the inability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the inability of the Company to identify, in-license or acquire additional technology; the inability of Company to compete with other companies currently marketing or engaged in the biologics market and in the area of treatment of kidney diseases; the size and growth potential of the markets for the Company’s products, if approved, and its ability to serve those markets, either alone or in partnership with others; the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the Company’s financial performance; the Company’s intellectual property rights; uncertainties inherent in cell therapy research and development, including the actual time it takes to initiate and complete clinical studies and the timing and content of decisions made by regulatory authorities; the impact of COVID-19 or geo-political conflict such as the war in Ukraine on the Company’s business; and other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

REACT™ utilizes proprietary autologous cell therapy harvested from the patient’s own kidney REACT™ includes three specific cell types with the potential to help restore kidney function Phase 3 clinical program received FDA and EMA guidance; trial underway Target commercial launch in 2026 $130 billion Medicare cost to care for the 40 million CKD/ESKD patients in U.S. 75 million CKD patients in the U.S. and EU Meaningfully reduce the number of people on dialysis or requiring transplantation each year Target population includes millions of diabetic CKD patients Potential indications expand up to 33 million patients in the U.S. and EU alone Stabilize, or reverse the decline of kidney function to delay or prevent dialysis / renal transplantation Reduce the lifetime cost of care for CKD afflicted patients What is ProKidney? REACT™ Aims to be the Disruptive World Leader in Treating Chronic Kidney Disease (CKD) The Problem The Goal The Product The Plan The Mission

We are ProKidney

PROKIDNEY

Novel Investigational Cell Therapy Platform in Late-stage Clinical Trials Aimed at Transforming CKD Treatment

- REACT™ autologous cell therapy currently conducting Phase 3 trials for diabetic CKD
- Pre-clinical through Phase 2 programs in additional indication
- 2019: Acquired technology in development since 2004
- 80+ employees
- $597M received from July 2022 business combination with Social Capital Suvretta Holdings III and concurrent PIPE
- Nasdaq-listed: PROK
- Top shareholder: Pablo Legorreta (~40% of shares outstanding); 4-year lockup on 50% of shares

Summary of Active Clinical Studies

Study	Objective	Status	Projected Data Readout
RMCL-002 (Ph2)	Safety & efficacy in Stage 3b/4 CKD	Fully enrolled	4Q 2023
REGEN-003 (Ph2)	Safety & efficacy in Stage 4/5 CKD	Fully enrolled	1H 2023
REGEN-007 (Ph2)	Bilateral injections Frozen product	Enrolling	2Q/3Q 2023
REGEN-006 / 016 (Ph3)	US Registration (006) OUS Registration (016)	Enrolling in U.S.	4Q 2024 (006)

Existing therapies slow the progression of CKD;
REACT's objective is to reverse it

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The expanded, target cell therapy product is frozen for storage and injection Cells are expanded and then selected renal cells including ureteric bud, cap mesenchyme, and glomerular cells are isolated for preparation Renal cortex cells are harvested using a routine kidney biopsy 1 2 3 Cell therapy product is injected into the patient’s kidneys 4 ProKidney’s REACT™ Autologous Cell Therapy REACT™ Goal: Restoration of Kidney Function

REACT™ Impact on Kidney Function

ProKidney

Preclinical Data Suggest REACT™ Treatment May Improve Kidney Function Via Multiple Mechanisms



Restores
Renal
function
CONTROLS INFLAMMATION
VEGF promotes angiogenesis
to form new capillaries
REACT replaces
podocytes
REACT insinuates
With mesangial cells
Nephron
REACT RESTORES
Glomerular Cells
INTEGRATES
REACT REPLACES
Damaged Nephron
Cells
REVERSES FIBROSIS
Fibroblasts inactive
and basement membrane
remodeling takes place
Cell-cycle
restarts
and replaces
tubular
epithelial cells
REACT REPLACES
Tubular Cells

Kelly et al, Am J Physiol Renal Physiol 299: F1026-F1039, 2010. Bruce et al, Regenerative Medicine 10(7), 2015
Preclinical studies in rodents and canines, data on file.

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Chronic Kidney Disease Represents an Exceptionally Large, Worldwide Healthcare Issue

82.2 40, 112, 153 93, 213, 191 228,60, 102 165,165,165 69, 195, 255 68, 84, 106 Source: National Health and Nutritional Examination Survey. Data on file. CKD Population (millions) U.S. and E.U Prevalence of CKD 2010 2020 Projected ~50% increase from 2010-2040 in CKD Prevalence CHRONIC KIDNEY DISEASE MARKET IS BIG  CKD is Highly Prevalent in the U.S. & E.U. 31.5 29.3 60.8 38.5 35.8 74.4 42.6 38.6 47.1 43.8 90.9 2030 2040 1. 1. 1. U.S. E.U.

CKD Global Market Opportunity Latin America ~64 Million (~10% of population) China ~100 Million (~11% of population) Korea ~7 Million (~13% of population) Japan ~16 Million (~13% of population) Australia / New Zealand ~4 Million (~12-13% of population) Middle East ~45 Million (~10% of population) Source: International Society of Nephrology Global Kidney Health Atlas; Saudi Center for Organ Transplantation; Imai et al, Prevalence of chronic kidney disease in the Japanese general population. Clin Exp Nephrol. 2009; Oh, KH., Park, S.K., Park, H.C. et al. KNOW-CKD (KoreaN cohort study for Outcome in patients With Chronic Kidney Disease): design and methods. BMC Nephrol 15, 80 (2014); White et al, Comparison of the prevalence and mortality risk of CKD in Australia using the CKD Epidemiology Collaboration (CKD-EPI) and Modification of Diet in Renal Disease (MDRD) Study GFR estimating equations: the AusDiab (Australian Diabetes, Obesity and Lifestyle) Study. Am J Kidney Dis. 2010 Apr; USRDS 2020 Annual Data Report; National Health and Nutrition Examination Survey (NHANES) CKD Presents Attractive Core US And EU Market Opportunity of ~75 Million Individuals with an Additional 230+ Million Individuals in ROW Initial Target Markets USA ~39 Million (~15% of population) EU + UK ~36 Million (~13% of population)

Treating CKD is Very Costly

Source: Medicare spend and per patient dialysis cost as of 2018. United States Renal Data System - USRDS 2020 Annual Report (https://adr.usrds.org/2020/about-the-new-adr). KDIGO refers to Kidney Disease Improving Global Outcomes Data for the year ended 2020 and any subsequent years are based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties The Rates of CKD & ESKD and Associated Expenditures are Expected to Continue to Rise 1 ~$80 Billion Private insurance may pay up to 4x Medicare costs Annual Medicare spend on Chronic Kidney Disease ~$50 Billion Annual Medicare spend on End Stage Renal Disease ~$93 Thousand Medicare annual cost per patient for dialysis CKD Burden to the Healthcare System CKD/Dialysis is One of the Largest Healthcare Expenditure Categories in the U.S. and ROW US Adult population with CKD - by KDIGO stage of Disease (renal function) % of US Adult population with CKD 13.4% 15.0% 15.2% 15.4% 31.5 1.2 3.9 9.7 7.3 9.2 38.5 1.0 4.8 11.8 8.5 12.2 42.6 1.1 5.3 13.0 9.4 13.5 47.1 1.2 5.9 14.4 10.4 14.9 2010 2020 2030 2040 Stage 1 Stage 2 Stage 3a Stage 3b Stage 4 Stage 5

CKD has No Known Cure While patients continue to lose kidney function despite use of existing therapies, these therapies generate multi-billion dollars in sales SGLT2 WW revenue (FY 2021, $USD) - Dapagliflozin $3,000M - Empagliflozin $4,300M - Canagliflozin $ 563M Total >$ 7,800M Current Standard of Care merely slows the expected eventual loss of kidney function Preliminary Phase 2 data suggest REACT™ has the potential to stabilize or even improve kidney function Standard of Care has Limitations Current Therapies are Blockbusters

REACT™ May Rescue Highest-Risk Progressors before ESKD

PROKIDNEY

Unrelenting Progression of CKD with No Available Cures


ALBUMINURIA CATEGORIES (mg/g)
Mild
A1: <30
Moderate
A2: 30 - 300
Severe
A3: >300
eGFR CATEGORIES (ml/min/1.73m²)
≥ 90
CKD 1
60 - 90
CKD 2
45 - 59
CKD 3a
30 - 44
CKD 3b
< 30
CKD 4
REACT ™
REACT ™
REACT ™
REACT ™
REACT ™
REACT ™
Risk for ESRD
Low
Moderately Increased
High
Very High
Standard of Care
Antihypertension
ACEi
ARB
Glucose and Inflammation Reduction
SGLT2i
DPP4
GLP-1
MRA
REACT™ TARGETS
At this stage patients have minimal other treatment options and usually progress to ESKD, dialysis or transplantation

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While New Therapies are a Step Forward, Patients Still Lose Kidney Function

PROKIDNEY

Recently Approved CKD Drugs Incrementally Slow eGFR Loss, but CKD has No Known Cure

Treatment Effect at 24 Months

Canagliflozin: +2.2 ml/min/1.73 m² Improvement
Baseline mean eGFR of 56.2 ml/min/1.73 m²



Least-Squares Mean Change (ml/min/1.73 m²)
WW Sales ~$740mm (2026)
+2.2 ml/min/1.73 m²
Months Since Randomization
Canagliflozin
Placebo

Dapagliflozin: +1.1 ml/min/1.73 m² Improvement
Baseline mean eGFR of 43.1 ml/min/1.73 m²



Least-Squares Mean Change in Estimated GFR (ml/min/1.73 m²)
WW Sales ~$3.7bn (2026)
+1.1 ml/min/1.73 m²
Months Since Randomization
Dapagliflozin
Placebo

Empagliflozin: +1 ml/min/1.73 m² Improvement
Baseline adjusted mean eGFR of ~76 ml/min/1.73 m²



Adjusted mean (SE) eGFR (ml/min/1.73 m²)
WW Sales ~$5.1bn (2026)
+1 ml/min/1.73 m²
Months Since Randomization
Empagliflozin 10mg
Empagliflozin 25mg
Placebo

Estimated Global Market Sales of Canagliflozin, Dapagliflozin and Empagliflozin are ~$10bn in 2026

REACT™ evaluating more severe CKD (30-50 eGFR; mean 32.5 in Ph 2) and data suggests potential to stabilize or even improve kidney function relative to SGLT2s

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Source: The New England Journal of Medicine, EvaluatePharma
Note: 2026 sales estimates for therapies reflect all indications and are not limited to CKD

The Potential To be Disease Modifying Could Result In Significant Patient Benefits and Reduced Costs to the Healthcare System

Initially Targeting a 4-5 Million Patient Segment with Multiple Potential Label Expansion Indications REACT’s Addressable U.S. Patient Population Source: Data on file. REACT’s Addressable U.S. Patient Population Initially Targeting a 4-5 Million Patient Segment with Multiple Potential Label Expansion Indications 15% of U.S. Adult Population 2020 U.S. Patients (mm)1 REACT™ Eligible Patients Today 38.5 17.6 8.3 4.4 U.S. Prevalence of CKDTotal CKD CKD Stage 3&4 CKD Stage 3&4 Caused by Diabetes U.S. CKD Stage 3&4 Caused by Diabetes with 20-50 eGFR

REACT’s target market can reach >30 million patients in the US and EU alone Estimated 75 million CKD patients in the U.S. and EU CKD prevalence is growing at 1% per year Potential expansion to ROW with over 230 million additional CKD patients REACT’s Potential Market Expansion in Core US and EU Markets 20–50 eGFR 20-50 eGFR 51-60 eGFR 20-50 eGFR Source: Company estimates based upon USRDS Annual Report, and NHANES source data. EU prevalence estimated to be 93% of US prevalence based upon ERA-EDTA registry 2018 Annual Report. Data on file. 8.5 13.7 18.1 Patients (mm) 33.3 3.7mm diabetes 2.3mm hypertension 1.9mm other 3.5mm diabetes 2.1mm hypertension 1.8mm other US: EU: 8.5mm 5.2mm 4.4mm 15.2mm 30 20 10 0 REACT™ market potential could reach 33 million CKD patients in the U.S. and EU 4.4 18.1 4.1 2.7 2.3 7.9 2.5 2.1 7.3 Diabetic CKD Hypertensive CKD Other CKD Causes CKD with Higher eGFR

Drug Pricing for Disease Modification

Recently Launched Novel Targeted Therapies Command High Prices

PROKIDNEY

Drug	Trikafta	Tepezza	Soliris / Ultomiris	Hemlibra	Evrysdi	Zolgensma	Spinraza	Vutrisiran
Marketer	Vertex	Horizon	Alexion	Roche	Roche	Novartis	Biogen	Alnylam
Launch Year	2019	2020	2019	2017	2020	2019	2016	Filed
Indication	Cystic Fibrosis	Graves' Disease	PNH, HUS, MG, NMO	Haemophilia A	SMA	SMA	SMA	hATTR & wtATTR amyloidosis
Modality	Small Molecule	Antibody	Antibody	Antibody	Small Molecule	Gene Therapy	Oligo	RNA
2020E WW Sales ($, m)	$6,203	$936	$5,141	$2,002	$59	$920	$2,052	–
2030E / Peak WW Sales ($, m)	$10,732	$4,589	$6,621	$4,976	$2,723	$1,896	$1,139	$2,941
2020E-2030E WW Cumulative Sales	$87,449	$35,332	$69,551	$44,031	$20,538	$18,335	$16,176	$14,117
2020E-2030E U.S. Cumulative Sales	$61,982	$33,320	$32,666	$28,912	$10,477	$7,902	$5,879	$9,176



Price / Patient ($)
U.S. Median: ~$360k
$311,501
$200,000
$458,000
$492,000
$340,000
$2,125,000(1)
$1,125,000(2)
$382,000
Cumulative Projected Cost (2020- 2030)
$, billions
$62
$33
$33
$29
$10
$8
$6
$9

Treatable Prevalence (U.S.)	27k	70k	5-6k (PNH)	30-33k	10-25k	10-25k	10-25k	290k
Est. 2030 / Peak U.S. Penetration (Year)	>90% (2030)	30% (2030)	13% (2030)	20% (2026)	26% (2030)	13% (2030)	16% (2019)	19% (2030)

Targeted therapies that share 4 characteristics:

1. These are "game changing" (disease modifying medicines) for the afflicted patients
2. These targeted therapies treat only between 5k to 70k patients (potentially 290k with Vutrisiran)
3. These medicines are extremely expensive – cost per patient of $200k to up to $2m (mean $680k) and many billions to healthcare budgets
4. While expensive and benefitting small numbers of patients, payors have agreed to reimburse them

Clinical benefit ranges from strong to marginal, yet drugs expected to reach market penetration rates of between 13% to 30% (mean 20%; >90% for CF). These penetration rates are well over REACT's assumed rates

Source: Evaluate Pharma, company press release and Wall Street Research for U.S. and WW sales (2020 to 2030); Price per patient from company press releases, trade journals, online pharmacies, etc.; Estimated penetration in U.S. from Wall Street Research or calculated based on forecasted U.S. sales, U.S. price and prevalent population.

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Sizing the U.S. and EU Market Opportunity

PROKIDNEY

Meaningful Potential Payoff For REACT™ For Every 1% (85,000 Patients) Market Penetration

Prevalence

Estimated
8.5 MM

Existing diabetic population in stage 3a, 3b and 4 CKD with 20 – 50 of eGFR

✖

Illustrative REACT™ Market

1%
(85,000 patients)

Assumed U.S. and EU

✖

Illustrative REACT™ Price per Treatment

Illustrative price
~$250,000 / patient

Based on average of recently launched novel targeted therapies in U.S. and EU

Illustrative Unadjusted Sales

~$21BN

Per 1% market penetration of REACT™

Source: Data on file.

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Significant Cost Savings Potential A Disease Modifying Drug in CKD Could Reduce Treatment Cost Incremental Private Insurance Cost ESKD Patients Remain on Dialysis for 5-10 Years on Average Source: United States Renal Data System - USRDS 2020 Annual Report (https://adr.usrds.org/2020/about-the-new-adr), National Kidney Foundation (https://www.kidney.org/atoz/content/dialysisinfo#how-long-can-you-live-dialysis), company estimates X 5 Years Potential Impact of a Disease Modifying Product Improve Patients’ Quality of Life Enable Patients to be Productive Reduce Burden to Families Reduce Healthcare System Costs

Initial Clinical Data Suggest REACT™ could potentially stop the progression of,  or even improve, kidney function for Individuals with Class 3/4 Diabetic Chronic Kidney Disease (CKD)

Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or Female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% Screen Deferred N=42 Active N=39 End of Study (EOS) Part 1 R 1:1 12 months Observation 2nd REACT™ Injection 1st REACT™ Injection 2nd REACT™ Injection 1st REACT™ Injection Biopsy &  Randomization End of Study (EOS) Part 2 Visits will occur at 3-month intervals for 3 years Open Label Extension (OLE) Part 2 N=81 RMCL-002 Clinical Trial Design Preliminary Results From RMCL-002 Trial In Diabetics With CKD Stages 3A, 3B & 4

Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or Female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% RMCL-002 Clinical Trial Design Preliminary Results From RMCL-002 Trial In Diabetics With CKD Stages 3A, 3B & 4 Day –60 to Day 0 Screening Visit and Biopsy Deferred n= 42 R 1:1 1st REACT Injection 2nd REACT Injection EOS Month 24 1st REACT Injection 2nd REACT Injection EOS Month 24 Active n = 41 Follow-up visits conducted at 3-month intervals after 3 months post 2nd REACT injection for 24 months until End of Study part 1

Comparing Effect of REACT™ vs Standard of Care in Phase 2 Study Preliminary Results From RMCL-002 Phase II Trial In Diabetics With CKD Stages 3A, 3B & 4 REACT ® Stabilizes Kidney Function Baseline eGFR (Cystatin-C): 38.4 active vs 37.3 for deferred patients + 1.1 points higher Baseline eGFR (Creatinine): 34.5 active vs 32.2 for deferred patients + 2.3 points higher REACT™ Renal function  improved by + 4.1 ml/min/1.73m2/yr  An absolute improvement over 18 months of + 5.7 ml/min/1.73m2 Standard of Care Progressive decline in renal function of ‒4.0 ml/min/1.73m2/yr A characteristic of SOC for CKD 3a, 3b, and 4 Note: As of August 3, 2021, 31 of 42 patients randomized to Deferred Cohort had reached 12 months of follow-up while maintained on best Standard of Care (SOC). The other 11 patients were enrolled in H2’20 and expected to reach 12 months of follow-up later in 2021 Reached Active Patients (N=39) vs Deferred Patients that have reach 12 months of SOC observation (N=31) Average Change in eGFR and UACR Screening biopsy 1st inj 1st inj + 3m Follow up 2nd inj 2nd inj +3m follow up 2nd inj +6m follow up 2nd inj +9m follow up 2nd inj +12m follow up screening biopsy Obs 3m Obs 6m Obs 9m Obs 12m -3.3 +4.1 38.5 32.8 33.9 31.6 28.2 -4.0 391 357 404 430 372 316 316 264 262 301 206 296 193 270 N = 39 39 39 34 32 29 21 18 14 N = 31 31 30 29 29

% Change in Albuminuria P-values calculated using Welch Two Sample T Test for unequal variances, data as of Jul 21, 2021 Significant Reduction in Albuminuria Change p=0.03 N=28 N=42 Impact on Albuminuria vs. Control in Phase 2 Study Preliminary Results from RMCL-002 Trial In Diabetics With CKD Stages 3A, 3B & 4

Effect of REACT™ on Serum Hemoglobin and Phosphorus of Active Cohort in Phase 2 Study REACT™ Stabilization of CKD Comorbidities: Anemia and Phosphatemia Data on file. Data as of August 3, 2021 Preliminary Results From RMCL-002 Trial In Diabetics With CKD Stages 3A, 3B & 4 All Patients Randomized to Active (N=39) Average change in Hemoglobin and Phosphorus Screening biopsy 1st inj 1st inj + 3m Follow up 2nd inj 2nd inj +3m follow up 2nd inj +6m follow up 2nd inj +9m follow up 2nd inj +12m 13.2 +0.7 -1.0 12.2 12.6 3.9 +0.1 3.9 -0.6 3.5 N = 38 39 39 30 29 22 16 14 10 Hemoglobin (g/dl) Phosphorus (mg/dl) months

Lead Platform Programs (Clinical Development) Preclinical IND Phase 1 Phase 2 Phase 3 Registration (BLA/MAA) REACTTM Diabetic Kidney Disease (DKD) Diabetes Type II – Prevent/Delay CKD 3/4  (20-50 ml/min/1.73m2, N = 81) Diabetes Type II – Prevent/Delay CKD 3/4 (20-50 ml/min/1.73m2, N = 1,200) Diabetes Type II – Delay CKD 4/5  (14-20 ml/min/1.73m2, N = 10) Diabetes Repeat Dose Prevent/Delay CKD 3/4  (20-50 ml/min/1.73m2, N= 50*) REACTTM Congenital Anomalies of the Kidney and Urinary Tract (CAKUT) Congenital Anomalies – Prevent/Delay (14-50 ml/min/1.73m2, N= 15) Potential Therapeutic Targets for Treatment of CKD REACT™ Designed to Address Multiple Areas of High Unmet Need 002  002 OLE 003 004 007 006/016  008 Fully Enrolled Trial Completed Enrolling Enrolling Enrolling in U.S. Phase 2 (injecting both kidneys w/ re-dose trigger) Phase 2 Phase 3 Phase 2 Phase 1 * Increased from 30 as indicated in Proxy Amendment No. 1, page 289

Safety Profile Supports Bilateral Dosing of REACT™ to Evaluate Potential for Increased Therapeutic Benefit Phase 2 Study – REGEN-007 Day –60 to Day -7 Screening Visit Cohort 2 n= 25 R 1:1 Biopsy Biopsy 1st REACT Injection EOS Month 24 Evaluate Re-dose Trigger Month 3-18 2nd REACT Injection EOS Month 24 Cohort 1 n = 25 2nd REACT Injection 1st REACT Injection EOS Month 24 Key Entry Criteria Type 2 Diabetic Mellitus (DKD) Male or Female 30-80 years of age eGFR ≥20 and ≤50 mL/min/1.73m2 Not on renal dialysis, HbA1c <10% UACR 30 - 5,000 mg/g Endpoints: Reflective of Phase 3

REACT™ Registrational Program – REGEN-006 / 016

PROKIDNEY

First Patients Enrolled Earlier This Year


SHAM Cohort n=300
Sham Biopsy
Sham 1st REACT Injection
Sham 2nd REACT Injection
End of Study (EOS) Global Trial End Date (GTED)
Screening Visit and Biopsy
Day - 60 to Day 0
R 1:1
Biopsy
1st REACT Injection
2nd REACT Injection
End of Study (EOS) Global Trial End Date (GTED)
REACT Cohort n=300

Legend
3 months: 6 months:

Key Entry Criteria

- Type 2 Diabetic Mellitus (DKD)
- Male or Female 30-80 years of age
- eGFR ≥20 and ≤50 mL/min/1.73m²
- Not on renal dialysis, HbA1c <10%
- UACR 300 - 5,000 mg/g

Time-to-Event Primary Composite Endpoint:

- At least 40% reduction in eGFR;
- eGFR<15mL/min/1.73m² sustained for 30 days and/or chronic dialysis, and/or renal transplant; or
- Death from renal or cardiovascular causes

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Diabetic Kidney Disease Conducting ‘Gold Standard’ Two Adequate and Well Controlled RCT for BLA* Approval RMAT* Designation provides potential for accelerated approval pathway in U.S. Time to event and composite endpoints aligned with registration study designs followed by other CKD therapies (i.e., SGLT2i) HTA* Potential Healthcare Savings Validate REACT delay in time to ESKD (dialysis/transplant) as major healthcare system cost savings with HTAs MHRA/NICE* parallel advice for UK U.S., France, Germany HTAs FDA / EMA* HTA Regulatory & Reimbursement Engagement Plan REACT™ Registrational Program * EMA: European Medicines Agency, RMAT: Regenerative Medicine Advanced Therapy, BLA: Biologics License Application, SGLT2i: Sodium-glucose Co-transporter 2 inhibitor, HTA: Health technology assessment, MHRA: Medicines & Healthcare products Regulatory Agency of the United Kingdom, NICE: National Institute for Health and Care Excellence in the United Kingdom

Reliable, established process in-place Unique industrial process know-how Step-by-step scale up & build out to peak market demand Manufacturing efficiency and supply chain streamlining already underway expected to reduce COGS by up to 50% vs. Phase 2 manufacturing cost Manufacturing Strategies Strategy to Produce Commercial Quantities Efficiently

Staged construction of commercial scale manufacturing facilities A facility with capacity of 40,000 patients p.a. is estimated to cost $700M–$750M Future facilities will be built to meet market demand Commercial Manufacturing Phase 2 COGS for REACT is ~$100K / patient Anticipate COGS to potentially decrease by approximately 50% as scale-up for commercialization Supply Chain Automation Bioprocess developments Formulation Cost of Goods Sold (COGS) Manufacturing Strategies Infrastructure Development and Strategy to Reduce COGS to Serve Addressable Market

Why ProKidney?

PROKIDNEY

Investment opportunity

Sponsorship & Team

Strong healthcare investors, funding runway to commercialization

Social Capital, Suvretta Capital, existing PROK investors

Healthcare investor expertise already in PROK

$597 million received through SCS business combination and concurrent PIPE

Experienced management team and Board

Early Clinical Success

Candidate kidney therapy seeking to delay/prevent dialysis in CKD

Phase 2 data show potential to improving multiple kidney function

Open-label 007 Phase 2 will provide insight 2Q/3Q 2023

Phase 3 program underway

RMAT designation from FDA

Financial Strength

Strong balance sheet for transformative opportunity

Capital raised supports Phase 3; Cash runway to interim Phase 3 data

Manufacturing in place for Phase 3, phased scale up planned contingent on approval

$130 billion Medicare spend on ESKD/CKD

Strong IP & know-how

Potential benefits to afflicted patients, society, and investors

Total addressable market data for the year ended 2020 is based on certain estimates of management. This information may prove to be inaccurate because of the method by which the underlying data for the estimates was obtained or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties

33

World-class Leadership and Board of Directors Dr. Joe Stavas, SVP Clinical Development Dr. Darin Weber, SVP Regulatory Development Ashley Johns, SVP Clinical Operations Dr. Tim Bertram, CEO  Dr. Deepak Jain, COO James Coulston, CFO Dr. Libbie McKenzie, CMO Todd Girolamo, Chief Legal Officer & Secretary Pablo Legorreta, Chairman of the Board José Ignacio Jiménez Santos William Doyle Jennifer Fox Dr. Tim Bertram Dr. Alan Lotvin Dr. John Maraganore Dr. Brian Pereira Dr. Uma Sinha

Anticipated Milestones Aim for Continual Updates on REACT™ Throughout 2022 and Beyond Early / Mid-stage data updates – RMCL-002; REGEN-003 Throughout 2022, 2023 and 2024 015 Booster Protocol – FDA Feedback 4Q 2022 EMA Scientific Advice 3Q 2022 REGEN-007 – Early data 2Q/3Q 2023 Enrollment milestones – REGEN-006; REGEN-007; RMCL-002; REGEN-003 Throughout 2022, 2023 and 2024 Multiple peer-reviewed publications – Study designs; Clinical data; Mechanism of Action Throughout 2022, 2023 and 2024

Q&A

Appendix